March | 2014 INVESTOR PRESENTATION Exhibit 99.1

FORWARD LOOKING STATEMENT

This presentation contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," or similar expressions. In particular, this press release may contain forward-looking statements about Company expectations for future periods with respect to its  plans to improve financial results and enhance the Company, the future of the Company’s end markets, Class 8 North America build rates, performance of the global construction equipment business, expected cost savings, enhanced shareholder value and other economic benefits of the consulting services, the Company’s initiatives to address customer needs, organic growth, the company’s growth plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) general economic or business conditions affecting the markets in which the
Company serves; (ii) the Company's ability to develop or successfully introduce new products; (iii) risks associated with conducting business in foreign countries and currencies; (iv) increased competition in the heavy-duty truck, construction, aftermarket, military, bus, agriculture and other  markets; (v) the Company’s failure to complete or successfully integrate strategic acquisitions; (vi) the impact of changes in governmental regulations on the Company's customers or on its business; (vii) the loss of business from a major customer or the discontinuation of particular commercial vehicle platforms; (viii) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (ix) the Company’s ability to comply with the financial covenants in its revolving credit facility; (x) the
Company’s ability to realize the benefits of its cost reduction and strategic initiatives; and (xi) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending
December 31, 2012. There can be no assurance that statements made in this press release relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the
Company are expressly qualified in their entirety by such cautionary statements  Need to identify each forward-looking statement in the release.

42%

21%

20%

10%

7%

COMMERCIAL VEHICLE GROUP, INC.

CVG PRODUCT MIX CVG – an industry leader as a global supplier to the commercial vehicle industry 3 Percentages shown based on 2012 Revenues

SALES BY REGION 4 ASIA-PACIFIC NORTH AMERICA EUROPE 79% 12% 9% Percentages shown based on 2012 Revenues

SALES BY INDUSTRY 5 Percentages shown based on 2012 Revenues Heavy Truck, 50% Construction, 23% OE Service, 13% Bus, 3% Agriculture, 1% Military, 3% Other, 7%

IOWA
- Wire Harnesses
OHIO
- Rearch & Development
- Global Headquarters
- Trim
- Stampings
UNITED KINGDOM
- Research & Development
- Seat Manufacturing
Northampton, UK
OREGON
- Interior &
- Exterior Trim
INDIANA
- Wiper Systems
- Motors
TENNESEE
- Seating
New Albany, OH
Chillicothe, OH
Shadyside, OH
Tigard, OR
Michigan City, IN
Monona, IA
Edgewood, IA
Vonore, TN
Dublin, VA
Concord, NC
Kings Mountain, NC
Agua Prieta, MX
Dalton, GA
Saltillo, MX
Piedmont, AL
VIRGINIA
Interior Trim
MEXICO
- Seating
- Wire Harnesses
NORTH CAROLINA
- Stampings
- Interior Trim
GEORGIA
- Trim Finishes
ALABAMA
- Seating
Liberec, CZ
Brandy's, CZ
L'Viv, UKR
CZECH REPUBLIC
- Seating
- Wire Harnesses
UKRAINE
- Seating
Beijing
Shanghai
CHINA
- Research & Development
- Seating
- Wire Harnesses
Pune
Baska
Dharwad
INDIA
- Research & Development
- Seating
AUSTRALIA
- Seating
Mackay
Brisbane
Perth
Sydney
Melbourne
Denotes Research and Development

COMMERCIAL VEHICLE GROUP, INC.

CVG GLOBAL FOOTPRINT 6

UPDATE

•
Management Change
•
Evaluated the Company and Business
•
Reorganized the Leadership Team
•
Focused on Organic Growth
|
Ongoing
Diversification
•
Identified Key Initiatives Going Forward
•
Long-term Strategic Planning in Process

OPPORTUNITIES AND INITIATIVES

•
North American Truck Market
•
Construction |
Agriculture Equipment Growth –
Globally
•
China
|
India Market Growth
•
Product Design and Development Excellence
•
Design to Value – Local Market Needs
•
Manufacturing Footprint
•
M & A Analysis – Ongoing
•
Organizational Audit – Costs and Excellence

North America

China

COMMERCIAL VEHICLE GROUP, INC.

GROWTH OPPORTUNITIES
TRUCK |CLASS 8** TRUCK |CLASS 8**
(Build)
*Source: Millmark (Q1-2014)
** Source: ACT Research (Feb 2014 ) & China LMC (Q1 2014) and Company Estimates
CONSTRUCTION* CONSTRUCTION*
AGRICULTURE* AGRICULTURE*
(Build)
(Build)

196,165
208,610
219,685
2014 F 2015 F 2016 F
204,000
219,685
234,685
2014 F 2015 F 2016 F
566,780
600,925
642,045
2014 F 2015 F 2016 F
1,215,436
1,309,437
1,390,675
2014 F 2015 F 2016 F
268,207
290,279
270,467
2014 F 2015 F 2016 F
775,280
756,404
823,129
2014 F 2015 F 2016 F

UPDATE 10 In 2014 China represents an opportunity that is: • 6X North America in Construction • 3X North America in Agriculture • 3X North America in Truck

FINANCIAL OVERVIEW Tim Trenary 11

Sales
Operating Income Margin

COMMERCIAL VEHICLE GROUP, INC.

FINANCIAL OVERVIEW
Sales / Operating Income Margin
(thousands)
2012
2013
$0

$236,990
$242,745
$204,824
$173,357
$177,822
$198,909
$187,942
$183,045
7.8% 7.8%
4.3%
(1.3%)
(0.2%)
1.1%
(1.8%)
4.4%
-2%
0%
2%
4%
6%
8%
10%
$(50,000)
$50,000
$100,000
$150,000
$200,000
$250,000
Sales
Operating Income Margin
Q1
Q2 Q3
Q4
Q1
Q2
Q3 Q4

FINANCIAL OVERVIEW

•
Go-to-Market
- Product Line
Management/Products
- Sales
- Marketing
•
Operational Excellence
•
Procurement
Investment
Selling, General and Administrative Expense
Business
Administration
Business
Administration
2014
Investment
2013

FINANCIAL OVERVIEW Address the Cost Structure 14 Enhance Margins • Manufacturing Capacity • Operational Excellence • SG&A

Capital Structure
•
Senior Notes
– $250M
– 7.875%
– Due April 2019
– $40M Commitment
– Amended November 2013
– Expires November 2018

Liquidity
•
Cash
– $72.7M (12/31/13)
•
ABL
– $35M Accordion
– $37.2M Availability
$2.8M LOC’s
FCCR / Block
FINANCIAL OVERVIEW
•
ABL

QUESTIONS Wrap-Up 16